Exhibit 99.14

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  December 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-6

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 6-A1.......$       18.09125743    Class 6-A13....$        0.00000000
     Class 6-A2.......$        0.00000000    Class 6-A14....$        0.00000000
     Class 6-A3.......$        0.00000000    Class 6-A15....$        0.00000000
     Class 6-A4.......$        0.69522579    Class 6-A16....$       18.09125739
     Class 6-A5.......$        0.00000000    Class 6-A17....$       18.09125744
     Class 6-A6.......$       23.40514494    Class 6-A18....$       18.09125789
     Class 6-A7.......$        0.00000000    Class 6-PO.....$        0.89154686
     Class 6-A8.......$        0.69522586    Class 6-M......$        0.69522545
     Class 6-A9.......$        0.00000000    Class 6-B1.....$        0.69522634
     Class 6-A10......$       33.31009764    Class 6-B2.....$        0.69522723
     Class 6-A11......$        0.00000000    Class 6-B3.....$        0.69522401
     Component A11A...$        0.00000000    Class 6-B4.....$        0.69523101
     Component A11B...$        0.00000000    Class 6-B5.....$        0.69522564
     Class 6-A12......$       14.16098361    Class 6-R......$        0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 6-A1.......$       17.12885594    Class 6-A14....$        0.00000000
     Class 6-A2.......$        0.00000000    Class 6-A15....$        0.00000000
     Class 6-A3.......$        0.00000000    Class 6-A16....$       17.12885590
     Class 6-A4.......$        0.65824183    Class 6-A17....$       17.12885595

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     Class 6-A5.......$        0.00000000    Class 6-A18....$       17.12885637
     Class 6-A6.......$       22.16006032    Class 6-PO.....$        0.84411920
     Class 6-A7.......$        0.00000000    Class 6-M......$        0.00000000
     Class 6-A8.......$        0.65824190    Class 6-B1.....$        0.00000000
     Class 6-A9.......$        0.00000000    Class 6-B2.....$        0.00000000
     Class 6-A10......$       31.53809878    Class 6-B3.....$        0.00000000
     Class 6-A11......$        0.00000000    Class 6-B4.....$        0.00000000
     Component A11A...$        0.00000000    Class 6-B5.....$        0.00000000
     Component A11B...$        0.00000000    Class 6-R......$        0.00000000
     Class 6-A12......$       13.40766108
     Class 6-A13......$        0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 6-A1.......$        5.56923313    Class 6-A15....$        6.24868083
     Class 6-A2.......$        6.24868076    Class 6-A16....$        5.30933580
     Class 6-A3.......$        6.24868122    Class 6-A17....$        5.38359205
     Class 6-A4.......$        6.22757053    Class 6-A18....$        6.68307995
     Class 6-A5.......$        6.24868087    Class 6-M......$        6.22757154
     Class 6-A6.......$        5.68916434    Class 6-B1.....$        6.22757040
     Class 6-A7.......$        6.24868189    Class 6-B2.....$        6.22757258
     Class 6-A8.......$        6.22757028    Class 6-B3.....$        6.22759690
     Class 6-A9.......$        6.24867935    Class 6-B4.....$        6.22767319
     Class 6-A10......$        5.17664554    Class 6-B5.....$        6.22761307
     Class 6-A11......$        0.00000000    Class 6-R......$        0.00000000
     Component A11A...$        0.00000000    Class 6-S......$        0.57646638
     Component A11B...$        0.00000000
     Class 6-A12......$        5.81442623
     Class 6-A13......$        6.24868088
     Class 6-A14......$        0.00000000

     iv)  Accrual Amount:

          Class A11A Component ...............    $         0.00
          Class A11B Component ...............    $         0.00
          Class A14 Component  ...............    $       863.82

     v)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.........$     75,464.87

(b) The amounts below are for the aggregate of all Certificates.

     vi) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:...........$368,101,835.32

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          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:.....................          1,250

     vii) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                      Class Certificate        Single
                                      Principal Balance   Certificate Balance
                                      -----------------   -------------------

          Class 6-A1..................$   48,380,527.98      $        873.17
          Class 6-A2..................$   27,152,000.00      $      1,000.00
          Class 6-A3..................$    8,015,000.00      $      1,000.00
          Class 6-A4..................$   56,767,804.25      $        995.93
          Class 6-A5..................$    6,001,105.00      $      1,000.00
          Class 6-A6..................$   36,037,446.20      $        887.05
          Class 6-A7..................$    1,927,000.00      $      1,000.00
          Class 6-A8..................$   19,732,289.57      $        995.93
          Class 6-A9..................$    3,680,965.00      $      1,000.00
          Class 6-A10.................$    8,461,722.22      $        795.13
          Class 6-A11.................$            0.00      $          0.00
          Component A11A..............$            0.00      $          0.00
          Component A11B..............$            0.00      $          0.00
          Class 6-A12.................$       55,896.52      $        916.34
          Class 6-A13.................$   14,305,000.00      $      1,000.00
          Class 6-A14.................$      139,103.48      $      1,038.09
          Class 6-A15.................$    8,802,874.00      $      1,000.00
          Class 6-A16.................$   21,902,449.03      $        873.17
          Class 6-A17.................$   72,215,514.88      $        873.17
          Class 6-A18.................$   17,146,471.11      $        873.17
          Class 6-PO..................$      412,938.48      $        987.09
          Class 6-M...................$    5,987,902.85      $        995.93
          Class 6-B1..................$    3,991,934.90      $        995.93
          Class 6-B2..................$    2,993,950.92      $        995.93
          Class 6-B3..................$    1,995,966.96      $        995.93
          Class 6-B4..................$      598,789.79      $        995.93
          Class 6-B5..................$    1,397,182.18      $        995.93
          Class 6-R...................$            0.00      $          0.00
          Class 6-S...................$  349,234,307.09      $        915.24

     viii)The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value...........................................$       0.00
          unpaid principal balance.............................$          0
          number of related mortgage loans.....................           0

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     ix)  The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                       Number         13   Principal Balance $   3,796,478.38
               (2)  60-89 days
                       Number          2   Principal Balance $     468,320.29
               (3)  90 days or more
                       Number          0   Principal Balance $           0.00

          (b)  in foreclosure
                       Number          1   Principal Balance $     240,000.00

     x) The Scheduled Principal Balance of any Mortgage Loan and number of replaced pursuant to Section 2.03(b), and of any Modified Mortgage
          Loan purchased pursuant to Section 3.01(c): $       0.00  $       0.00

     xi) The Scheduled Principal Balance of any Mortgage Loan and number of any Modified Mortgage Loan purchased pursuant to Section 3.01(c):
                                                      $       0.00  $       0.00

     xii) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 6-S: ........................     0.391747%

     xiii) Senior Percentage for such Distribution Date: .......... 95.44063700%

     xiv)  Category A-Senior Percentage for such Distribution Date: 68.46121200%

     xv)   Category B-Senior Percentage for such Distribution Date: 19.72927700%

     xvi)  Category C-Senior Percentage for such Distribution Date:  7.25014800%

     xvii) Category A-Percentage for such Distribution Date: ...... 71.73172200%

     xviii)Category B-Percentage for such Distribution Date: ...... 20.67177800%

     xix)  Category C-Percentage for such Distribution Date: ......  7.59650000%

      xx)  Group I Senior Percentage for such Distribution Date: .. 70.98802500%

      xxi) Category A-Group I Senior Percentage for such
           Distribution Date: ..................................... 53.20545400%

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     xxii) Category B-Group I Senior Percentage for such
           Distribution Date: ..................................... 14.42642900%

    xxiii) Category C-Group I Senior Percentage for such
           Distribution Date: .....................................  3.35614200%

     xxiv) Category  C-Group I Scheduled  Distribution  Percentage
           for such Distribution Date: ............................  7.25014800%

      xxv) Group II Senior Percentage for such Distribution Date: . 24.45261200%

     xxvi) Category A-Group II Senior Percentage for such
           Distribution Date: ..................................... 15.25575800%

    xxvii) Category B-Group II Senior Percentage for such
           Distribution Date: .....................................  5.30284800%

    xxviii)Category C-Group II Senior Percentage for such
           Distribution Date: .....................................  3.89400600%

     xxix) Category C-Group II Scheduled  Distribution  Percentage
           for such Distribution Date: ............................  0.00000000%

     xxx)  Senior Prepayment Percentage for such Distribution Date:100.00000000%

     xxxi) Category A-Senior Prepayment Percentage for such
           Distribution Date: ..................................... 71.73172200%

    xxxii) Category B-Senior Prepayment Percentage for such
           Distribution Date: ..................................... 20.67177800%

   xxxiii) Category C-Senior Prepayment Percentage for such
           Distribution Date: .....................................  7.59650000%

    xxxiv) Group I Senior Prepayment Percentage for such
           Distribution Date: .....................................100.00000000%

     xxxv) Category A-Group I Senior Prepayment Percentage for such
           Distribution Date: ..................................... 71.73172200%

    xxxvi) Category B-Group I Senior Prepayment Percentage for such
           Distribution Date: ..................................... 20.67177800%

   xxxvii) Category C-Group I Senior Prepayment Percentage for such
           Distribution Date: .....................................  7.59650000%

   xxxviii)Group II Senior Prepayment Percentage for such
           Distribution Date: .....................................  0.00000000%

    xxxix) Category A-Group II Senior Prepayment Percentage for such
           Distribution Date: .....................................  0.00000000%

     xxxx) Category B-Group II Senior Prepayment Percentage for such
           Distribution Date: .....................................  0.00000000%
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    xxxxi) Category C-Group II Senior Prepayment Percentage for such
           Distribution Date: .....................................  0.00000000%

   xxxxii) Junior Percentage for such Distribution Date: ..........  4.55936300%

   xxxxiii)Junior Prepayment Percentage for such Distribution Date:  0.00000000%